EXHIBIT 99.1

                                                                    [LOGO]
                                                                    DEARBORN
                                                                    CAPITAL
                           GRANT PARK FUTURES FUND, LP              MANAGEMENT
                              MONTHLY FLASH REPORT
                              MAY 31, 2004 ESTIMATE

MONTHLY COMMENTARY: Grant Park's performance was negative for the month of May, posting the Fund's third consecutive monthly loss. Markets remained volatile and choppy. Grant Park's largest losses were posted in short positions in foreign currencies as weaker-than-expected U.S. economic data resulted in a sell-off for the U.S. dollar. The U.S. dollar was further weakened following the assassination of the head of the interim Iraqi governing council. Additional losses were incurred in the stock indices. In particular, long positions in the Nikkei suffered on concerns of rising U.S. interest rates, following the strong U.S. jobs report on May 7th. Short positions in both the Hang Seng and Nasdaq also generated losses, as stock indices received a boost late in the month on the prospect of lower energy prices, and thus reduced inflationary growth. Long positions in the grain sector also posted steep losses amidst large fund liquidations and expectations of decreased Chinese demand. Profits were posted in the energy sector, as prices continued their upward climb throughout most of the month. The situation in the Middle East, lingering supply concerns and unprecedented demand for crude oil from the Chinese government, all contributed to strengthening prices.

                MAY 31, 2004 STATISTICS (ESTIMATED AS OF JUNE 1)

Grant Park Futures Fund B Units Monthly Return May 2004                 (4.82%)
Grant Park Futures Fund B Units Year-to-Date Return May 2004           (10.94%)
Grant Park Futures Fund B Units Net Asset Value May 2004              $958.864
Grant Park Futures Fund A Units Monthly Return May 2004                 (4.75%)
Grant Park Futures Fund A Units Year-to-Date Return May 2004           (10.62%)
Grant Park Futures Fund A Units Net Asset Value Return May 2004     $1,067.228

                   STATISTICS SINCE INCEPTION - CLASS A UNITS**
       SINCE INCEPTION (JANUARY 1, 1989) THROUGH MAY 31, 2004 (ESTIMATED)

Total Fund Assets (A and B):  $189.2M   3 Yr. Comp. Ann. ROR:          8.43%    Worst Drawdown Last 5 Years (2/04-5/04): -17.03%
12 Month Return:              (5.14%)   5 Yr. Comp. Ann. ROR:          6.67%    Average 1-Month Gain:                      7.76%
36 Month Cumulative Return:   27.47%    10 Yr. Comp. Ann. ROR:        10.07%    Average 1-Month Loss:                     -5.44%
60 Month Cumulative Return:   38.14%    Average 12-Month Return:      25.54%    # of Winning Months                      102
Compounded Annual ROR:        18.54%    Worst Drawdown (6/89-10/89): -38.87%    # of Losing Months:                       83

** Most new investors will invest in Class B Units, which carry an additional 0.90% in fees and expenses.

               GRANT PARK SECTOR EXPOSURE AS OF DECEMBER 31, 2003

                               [GRAPHIC OMITTED]

              ALL PERFORMANCE REPORTED IS NET OF FEES AND EXPENSES.
 PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. FUTURES TRADING INVOLVES
           A HIGH DEGREE OF RISK AND IS NOT SUITABLE FOR ALL INVESTORS.
              THIS DOES NOT CONSTITUTE AN OFFER OF ANY SECURITY FOR
                       SALE, OFFERING BY PROSPECTUS ONLY.

   THIS SALES AND ADVERTISING LITERATURE MUST BE READ IN CONJUNCTION WITH THE PROSPECTUS IN ORDER TO UNDERSTAND FULLY ALL OF THE IMPLICATIONS AND RISKS OF THE
  OFFERING OF SECURITIES TO WHICH IT RELATES. A COPY OF THE PROSPECTUS MUST BE
             MADE AVAILABLE TO YOU IN CONNECTION WITH THIS OFFERING.

                                                 (312) 756-4450 o (800) 217-7955
                                                            o FAX (312) 756-4452
DEARBORN CAPITAL MANAGEMENT, L.L.C.          PERFORMANCE HOTLINE: (866) 516-1574
550 WEST JACKSON BLVD,                          WEBSITE: WWW.DEARBORNCAPITAL.COM
SUITE 1300, CHICAGO, IL 60661                  E-MAIL: FUNDS@DEARBORNCAPITAL.COM

                           GRANT PARK FUTURES FUND, LP
                              MONTHLY FLASH REPORT
                              MAY 31, 2004 ESTIMATE

                            HISTORICAL PERFORMANCE**

                                                                                                                A Unit   B Unit(1)
         Jan     Feb      Mar      Apr     May      Jun      Jul     Aug      Sep      Oct      Nov      Dec      YTD     YTD
        -----   -----    -----    -----   -----    -----    -----   -----    -----    -----    -----    -----    -----   -----
1989    0.97%   -3.29%  17.34%   -9.51%   26.07%   -3.31%   0.70%  -21.72%   -1.68%  -18.43%   5.37%   29.00%    8.61%     7.73%
1990    5.20%    6.32%  22.20%   31.10%  -15.80%   14.00%  16.03%   22.83%   14.76%    5.49%   2.83%   -2.65%  197.04%   194.60%
1991  -12.36%  -13.31%   1.75%   -6.52%   -1.90%    3.93% -10.99%   -1.85%    6.76%    0.12%  -0.21%   35.80%   -6.77%    -7.52%
1992  -15.23%   -5.32%  -2.32%   -4.13%   -2.34%    8.33%  16.34%    7.34%  -11.40%   -0.72%   2.41%   -5.55%  -15.50%   -16.18%
1993    2.38%   18.13%   1.57%   15.69%    2.30%   -2.34%  20.56%    0.16%   -3.99%   -5.39%   4.57%   13.15%   84.25%    82.76%
1994  -13.74%   -9.39%  23.25%    2.31%   14.29%   14.25%  -5.96%   -6.26%    2.76%   -7.54%  15.50%   -0.17%   24.30%    23.30%
1995  -10.69%   16.37%  20.67%   10.88%   14.93%   -1.82% -14.36%  -11.29%  -10.54%   -5.40%   2.77%   18.69%   23.04%    22.04%
1996   -1.09%  -13.59%  -1.34%    4.97%   -4.35%    2.32%  -1.48%   -2.53%    3.81%   14.82%   7.80%   -6.99%   -0.59%    -1.39%
1997    6.82%    7.61%   1.06%   -8.45%   -0.91%    0.34%  15.73%   -8.17%    2.92%   -5.18%   0.81%    6.10%   17.31%    16.37%
1998    1.96%    2.62%  -1.08%   -7.46%    3.13%   -0.37%  -0.30%   24.62%    6.23%   -4.64%  -3.21%    2.09%   22.40%    21.41%
1999   -2.02%    7.95%  -5.18%    2.92%   -5.51%    0.22%  -2.68%   -1.16%    1.54%   -8.65%   2.10%    3.05%   -8.24%    -8.97%
2000   -1.12%    0.69%  -1.70%   -3.84%    1.80%   -3.51%  -1.60%    4.36%   -2.30%    0.80%   8.91%    9.00%   10.97%    10.08%
2001    1.86%    0.53%   6.63%   -4.51%   -0.47%   -2.66%   0.12%    2.88%    3.69%    5.30%  -7.80%    2.14%    7.00%     6.14%
2002   -0.87%   -5.95%   2.26%   -3.07%    5.17%   10.07%   6.63%    1.57%    2.87%   -6.04%  -2.53%    5.58%   15.25%    14.32%
2003    2.72%    5.77%  -7.47%    2.57%    9.68%   -1.26%  -0.49%    0.12%**  0.06%    2.45%  -0.98%    5.93%   20.03%    19.06%(1)
2004    0.31%    7.25%  -1.47%  -11.72%   -4.82%*                                                              -10.62%*  -10.94%*
                                                                                                   *Estimated as of June 1, 2004
--------------------------

(1) FROM JANUARY 1989 THROUGH JULY 2003 PROFORMA B UNIT DATA IS REFLECTED IN YTD CALCULATIONS. ACTUAL B UNIT PERFORMANCE REFLECTED FROM 8/1/03.
** Actual Class A Unit net monthly returns are reflected from January, 1989 through July, 2003. Actual Class B Unit net monthly returns are reflected from August, 2003 (inception of trading for B Units) forward. Most new investors will invest in Class B Units, which carry an additional 0.90% in fees and expenses over A Units.

INVESTMENT HIGHLIGHTS:

MINIMUM INVESTMENT: $10,000 Individual/$5,000 ERISA or qualified plans, additional minimum investment $2,000

GENERAL PARTNER: Dearborn Capital Management, LLC

PORTFOLIO MANAGERS: Rabar Market Research, EMC Capital Management, Eckhardt Trading Company and Graham Capital Management.

REDEMPTIONS: Units are redeemable monthly with a redemption fee applicable for the first 12 months of investment.

SUITABILITY: Varies from state to state but at least a minimum of $45,000 annual income and a net worth of $45,000 exclusive of home, auto and furnishings or $150,000 net worth. Check Prospectus for individual state suitability. No investor should invest more than 10% of his or her net worth. Please check with your Firm's Administrative Department as firm requirements may also vary.

THE RISKS

o   PERFORMANCE CAN BE VOLATILE AND YOU     o  GRANT PARK PAYS SUBSTANTIAL FEES
    COULD LOSE ALL OR SUBSTANTIALLY ALL        AND EXPENSES, INCLUDING FEES TO
    OF YOUR INVESTMENT IN GRANT PARK           ITS TRADING ADVISORS, WHICH MUST
    FUTURES FUND.                              BE OFFSET BY TRADING PROFITS AND
                                               INTEREST INCOME.
o   NO SECONDARY MARKET EXISTS FOR THE
    FUND.  ADDITIONALLY, REDEMPTIONS ARE    o  THE FUND INVESTS IN FOREIGN
    LIMITED AND MAY RESULT IN EARLY            SECURITIES, WHICH ARE SUBJECT TO
    REDEMPTION FEES.                           SPECIAL RISKS SUCH AS CURRENCY
                                               FLUCTUATIONS, DIFFERENT FINANCIAL
o   TRADING IN COMMODITY INTERESTS IS A        AND REGULATORY STANDARDS, AND
    ZERO-SUM ECONOMIC ACTIVITY IN WHICH,       POLITICAL INSTABILITY.
    FOR EVERY GAIN, THERE IS AN OFFSETTING
    LOSS. GRANT PARK THEREFORE BEARS THE    o  GRANT PARK'S USE OF MULTIPLE
    RISK THAT, ON EVERY TRADE, IT WILL         TRADING ADVISORS MAY RESULT IN
    INCUR THE LOSS.                            GRANT PARK TAKING OFFSETTING
                                               TRADING POSITIONS, THEREBY
o   COMMODITY FUTURES TRADING MAY BE           INCURRING ADDITIONAL EXPENSES
    ILLIQUID.                                  WITH NO NET CHANGE IN HOLDINGS.

o   AN INVESTMENT IN GRANT PARK IS          o  THE STRUCTURE AND OPERATION OF
    SPECULATIVE AND LEVERAGED; AS A            GRANT PARK INVOLVE SEVERAL
    RESULT OF THIS LEVERAGE, THE VELOCITY      CONFLICTS OF INTEREST.
    OF POTENTIAL LOSSES MAY ACCELERATE
    AND CAUSE YOU TO INCUR SIGNIFICANT
    LOSSES.

             ALL PERFORMANCE REPORTED IS NET OF FEES AND EXPENSES.
 PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. FUTURES TRADING INVOLVES
           A HIGH DEGREE OF RISK AND IS NOT SUITABLE FOR ALL INVESTORS.
              THIS DOES NOT CONSTITUTE AN OFFER OF ANY SECURITY FOR
                       SALE, OFFERING BY PROSPECTUS ONLY.

   THIS SALES AND ADVERTISING LITERATURE MUST BE READ IN CONJUNCTION WITH THE PROSPECTUS IN ORDER TO UNDERSTAND FULLY ALL OF THE IMPLICATIONS AND RISKS OF THE
  OFFERING OF SECURITIES TO WHICH IT RELATES. A COPY OF THE PROSPECTUS MUST BE
             MADE AVAILABLE TO YOU IN CONNECTION WITH THIS OFFERING.

                                                 (312) 756-4450 o (800) 217-7955
                                                            o FAX (312) 756-4452
DEARBORN CAPITAL MANAGEMENT, L.L.C.          PERFORMANCE HOTLINE: (866) 516-1574
550 WEST JACKSON BLVD,                          WEBSITE: WWW.DEARBORNCAPITAL.COM
SUITE 1300, CHICAGO, IL 60661                  E-MAIL: FUNDS@DEARBORNCAPITAL.COM